UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 29, 2003

El Paso Electric Company

(Exact name of registrant as specified in its charter)

Texas	0-296	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas	79901
(Address of principal executive offices)	(Zip Code)

            (915) 543-5711

(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.01	Earnings Press Release, dated April 29, 2003

ITEM 9.    REGULATION FD DISCLOSURE

On April 29, 2003, the Company announced its financial results for the quarter ended March 31, 2003. A copy of the press release containing the announcement is included as Exhibit 99.01 to this Current Report and is incorporated herein by reference. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO ELECTRIC COMPANY

By:	/s/ TERRY BASSHAM
Terry Bassham Executive Vice President, Chief Financial and Administrative Officer (Duly Authorized Officer and Principal Financial Officer)

Dated: April 29, 2003